UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ImmunoGen, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. IMMUNOGEN, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 11, 2014. IMMUNOGEN, INC. 830 WINTER STREET WALTHAM, MA 02451 Meeting Information Meeting Type: Annual Meeting For holders as of: September 16, 2014 Date: November 11, 2014 Time: 11:00 AM EST Location: ImmunoGen, Inc. Company Offi ces 830 Winter Street Waltham, MA 02451 See the reverse side of this notice to obtain proxy materials and voting instructions. M77772-P55308

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 28, 2014 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT FORM 10-K . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: M77773-P55308

Voting Items 1. To fi x the number of members of the Board of Directors at nine (9). 2. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: 01) Joseph J. Villafranca, PhD 02) Nicole Onetto, MD 03) Stephen C. McCluski 04) Richard J. Wallace 05) Daniel M. Junius 06) Howard H. Pien 07) Mark Goldberg, MD 08) Dean J. Mitchell 09) Kristine Peterson 3. To approve amendments to our 2006 Employee, Director and Consultant Equity Incentive Plan to extend its term until 2024, to increase the number of shares authorized for issuance thereunder by 5,500,000, and to add performance goals that may be used in granting performance-based awards. 5. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting fi rm for the fi scal year ending June 30, 2015. 4. To approve, on an advisory basis, the compensation paid to our named executive offi cers, as disclosed in our proxy statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof. M77774-P55308

M77775-P55308